UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
December 28, 2009

Titanium Metals Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-14368	13-5630895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 28, 2009, the Board of Directors of the registrant approved the promotion of Bobby D. O’Brien, the registrant’s president, to chief executive officer.  Mr. O’Brien will continue to serve as the registrant’s president.  Steven L. Watson will continue to serve as the registrant’s vice chairman of the board of directors and Harold C. Simmons will continue to serve as the registrant’s chairman of the board of directors.

Mr. O’Brien is an employee of Contran Corporation, a privately held parent corporation of the registrant, and provides his services to the registrant under an intercorporate services agreement among Contran and the registrant.  For a description of the intercorporate services agreement, see “Certain Relationships and Transactions” in the registrant’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 9, 2009, which description is incorporated herein by reference.

Mr. O’Brien, age 52,  has served as the registrant’s president since 2007.  He served as the registrant’s executive vice president and chief financial officer from 2006 to 2007 and as the registrant’s vice president from 2004 to 2006.  Mr. O’Brien has served as chief financial officer and vice president of Valhi and Contran since prior to 2004.  From prior to 2004 until 2005 and 2004, he served as treasurer of Valhi and Contran respectively.  Mr. O’Brien has served in financial and accounting positions with various companies related to the registrant and Contran since 1988.

Item 7.01               Regulation FD Disclosures.

The registrant hereby furnishes the information set forth in its press release issued on December 28, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The exhibit the registrant furnishes in this report is not "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

	99.1	Press release dated December 28, 2009 issued by the registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation
(Registrant)

By: /s/ Clarence B. Brown III
Date: December 28, 2009	Clarence B. Brown III Secretary